                                   EXHIBIT 21

                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT


Subsidiary                 Percentage Owned               State of Incorporation
----------                 ----------------               ----------------------
FWB Bank                         100%                             Maryland